SECOND AMENDED AND RESTATED

                           PARTNERSHIP AGREEMENT

                                    OF

                  GILA RIVER CELLULAR GENERAL PARTNERSHIP

                                  between

              GILA RIVER TELECOMMUNICATIONS SUBSIDIARY, INC.

                                    and

                     DOBSON CELLULAR OF ARIZONA, INC.











                        Date:  September 30, 1997

                             TABLE OF CONTENTS

                                                             PAGE

ARTICLE I    FORMATION OF PARTNERSHIP.........................2
        1.1  Formation........................................2
        1.2  Name and Office..................................2
        1.3  Business Purpose.................................3
        1.4  Approval and Effectiveness of the Agreement......3

ARTICLE II   DEFINITIONS......................................3
        2.1  Acquisition Costs................................3
        2.2  Affiliate........................................4
        2.3  Capital Account..................................4
        2.4  Capital Contribution.............................4
        2.5  Cell(s)..........................................4
        2.6  Cellular Radio Decisions.........................4
        2.7  Cellular Service.................................4
        2.8  CGSA.............................................5
        2.9  Income and Losses................................5
        2.10 Majority Vote....................................5
        2.11 Partnership Interest.............................5
        2.12 RSA..............................................5
        2.13 System Manager...................................5
        2.14 Unanimous Vote...................................6
        2.15 Voting Rights....................................6

ARTICLE III  REGULATORY MATTERS...............................6
        3.1  Contingency......................................6
        3.2  Cooperation......................................6
        3.3  Conflicts of Interest............................6

ARTICLE IV   PARTNERSHIP OWNERSHIP, MANAGEMENT
               AND OPERATIONS.................................7
        4.1  Partnership Interests............................7
        4.2  Management and Operating Services................7
        4.3  Operating and Management Expenses................8
        4.4  Ownership of Properties..........................8
        4.5  Licenses.........................................9
        4.6  Resale of Cellular Service.......................9
        4.7  Cellular Service in Other Areas..................9
        4.8  Voting...........................................9

ARTICLE V    CAPITALIZATION OF PARTNERSHIP....................10
        5.1  Capital Accounts.................................10
        5.2  Form of Capital Contributions....................10
        5.3  Non-Withdrawal of Capital Contribution...........10
        5.4  No Interest on Capital Contributions.............11
        5.5  No Priority......................................11

ARTICLE VI   ALLOCATIONS AND DISTRIBUTIONS....................11
        6.1  Allocations Among Partners.......................11
        6.2  Distributions....................................11

ARTICLE VII  RIGHTS AND POWERS OF PARTNERSHIP AND PARTNERS....12
        7.1  Partnership Powers...............................12
        7.2  Partners' Meetings...............................13
        7.3  Rights of the Partners...........................13
        7.4  Actions Requiring Unanimous Vote of Partners.....14
        7.5  Ownership or Conduct of Other Businesses.........14

ARTICLE VIII OBLIGATIONS OF SYSTEM MANAGER....................15
        8.1  Duties...........................................15
        8.2  Filings..........................................17
        8.3  Maintenance of Accounts..........................17
        8.4  Financial Reports................................17
        8.5  Performance of Partnership Obligations...........18

ARTICLE IX   BANKING, ACCOUNTING, BOOKS AND RECORDS...........18
        9.1  Banking..........................................18
        9.2  Accounting Method; Books and Records.............18
        9.3  Fiscal Year; Partnership Tax Returns.............18

ARTICLE X    TRANSFER OF PARTNER'S INTEREST...................19
        10.1 Assignment.......................................19
        10.2 Withdrawal.......................................19
        10.3 Right of First Refusal...........................20
        10.4 Rights of New Partner............................21
        10.5 No Assignments or Transfers Allowed Under
               Certain Circumstances..........................21
        10.6 Further Transfers................................22

ARTICLE XI   DISSOLUTION AND TERMINATION OF PARTNERSHIP.......22
        11.1 Dissolution......................................22
        11.2 Cessation of Existence of a Partner..............23
        11.3 Distribution upon Dissolution....................23
        11.4 Distributions in Cash or in Kind.................24
        11.5 Time for Liquidation.............................25
        11.6 Termination......................................25
        11.7 Partners not Liable for Return of Distribution...25

ARTICLE XII  EXCULPATION AND INDEMNIFICATION..................25
        12.1 Exculpation of Partners and System Manager.......25
        12.2 Indemnification of Partners and System Manager...25
        12.3 Indemnification to Partnership and Partners......26

ARTICLE XIII AMENDMENTS.......................................26

ARTICLE XIV  TECHNOLOGY AND INFORMATION.......................26
        14.1 Technology License...............................26
        14.2 Proprietary Information..........................27

ARTICLE XV   MISCELLANEOUS PROVISIONS.........................28
        15.1 Warranties.......................................28
        15.2 Table of Contents and Headings...................28
        15.3 Successors and Assigns...........................28
        15.4 Severability.....................................28
        15.5 Non-Waiver.......................................28
        15.6 Applicable Law...................................29
        15.7 Notices..........................................29
        15.8 Amended Certificates of Partnership..............30
        15.9 Further Assistance...............................30
        15.10 Attorneys' Fees.................................30
        15.11 Remedies........................................31
        15.12 Arbitration.....................................31
        15.13 Counterparts....................................32

                        SECOND AMENDED AND RESTATED
                           PARTNERSHIP AGREEMENT


     THIS SECOND AMENDED AND RESTATED PARTNERSHIP AGREEMENT dated as of the

30th  day  of  September, 1997, by and between  DOBSON CELLULAR OF ARIZONA,

INC., a corporation  organized  and existing under the laws of the State of

Oklahoma,  and  having its principal  place  of  business  at  13439  North

Broadway Extension,  Suite  200,  Oklahoma City, Oklahoma 73114 ("Dobson"),

and GILA RIVER TELECOMMUNICATIONS SUBSIDIARY,  INC.,  which  after the date hereof will be known as Gila River Telecommunications, Inc., a  corporation duly  organized  pursuant  to  GRIC Resolution No. 10-97 of the Gila  River

Indian Community, and having its  principal  place of business at 7065 West

Allison Road, Box 5015, Chandler, Arizona 85226  ("GRT").   Dobson  and GRT

are herein sometimes collectively referred to as the "Partners".

                                WITNESSETH:

     WHEREAS,  U S WEST NewVector Group, Inc. ("NewVector"), Tohono O'odham

Utility Authority  ("TOUA"),  Gila  River Telecommunications, Inc. ("Former

GRTI"), and AZTEL, INC. ("AZTEL") entered  into  that  certain  Partnership

Agreement  of  GILA  RIVER CELLULAR GENERAL PARTNERSHIP (the "Partnership")

dated as of September  1,  1990,  as  amended  and restated in its entirety pursuant to that certain Amended and Restated Partnership  Agreement of the

Partnership dated as of October 13, 1994 (as amended and restated  prior to the date hereof, the "Partnership Agreement"); and

     WHEREAS,  pursuant  to  that  certain  Purchase  Agreement dated as of

February  28,  1997  (the  "Purchase  Agreement")  by  and  among   Dobson,

NewVector, TOUA, Former GRTI and AZTEL, Dobson and GRT, as an assignee of a portion of Dobson's purchase rights under the Purchase Agreement, purchased all  of  the  outstanding Partnership Interests (as defined in the Purchase

Agreement)  and  Voting  Rights  Interests  (as  defined  in  the  Purchase

Agreement) of  the Partnership from NewVector, TOUA, Former GRTI and AZTEL;

and

     WHEREAS,  contemporaneously   with   the  purchase  described  in  the

paragraph immediately above, Dobson and GRT desire to amend and restate the

Partnership  Agreement in its entirety in order  to  reflect,  among  other matters,  the  Partners'  understandings  with  respect  to  the  continued

operation of the  Partnership  and  the  continued  provision  of  Cellular

Service within the RSA.

     NOW, THEREFORE, it is mutually agreed that:

                                 ARTICLE I

                         FORMATION OF PARTNERSHIP

     1.1  FORMATION.   The  Partners mutually covenant and agree and hereby

do form a general partnership  pursuant  to  the  provisions of the Uniform

Partnership Act of the State of Arizona (the "Act").

     1.2  NAME AND OFFICE.

          (a)  NAME.  The name of the Partnership is  GILA  RIVER  CELLULAR

GENERAL  PARTNERSHIP and its business shall be carried on in its name  with such variations  and  changes as the Partners deem necessary to comply with requirements of the jurisdictions  in  which operations are conducted or as the Partners deem necessary to change for any reasonable business purpose.

          (b)  PLACE OF BUSINESS.  The principal  place of business and the registered office of the Partnership shall be at c/o CT Corporation System,

3225 North Central Avenue, Phoenix, Arizona 85012,  or  such other location as the Partnership may from time to time select.

          (c)  REGISTERED AGENT.  The name of the agent for  service of the

Partnership  and its address are CT Corporation System, 3225 North  Central

Avenue, Phoenix,  Arizona 85012, or such other qualified person and address as the Partnership may from time to time select.

     1.3  BUSINESS  PURPOSE.   The  purpose  of the Partnership shall be to

fund, establish and provide Cellular Service within  the RSA and to perform all  other  lawful  acts  as  may be necessary or advisable  in  connection therewith or reasonably related thereto.

     1.4  APPROVAL AND EFFECTIVENESS  OF  THE  AGREEMENT.   To  the  extent

necessary  from time to time, the Partnership shall submit this Partnership

Agreement to  all appropriate local, state, federal and tribal governmental and regulatory  authorities for review and/or approval.  The Partners shall reasonably support  the  Partnership's  interests  in  obtaining the review and/or  approval  of  this  Partnership  Agreement before any  governmental

and/or  regulatory  authorities.   The  Partnership  shall  continue  until

December  31,  2099,  or until earlier terminated  by  the  terms  of  this

Partnership Agreement, the FCC or as otherwise provided by law.

                                ARTICLE II

                                DEFINITIONS

     2.1  ACQUISITION COSTS.   All  costs  of acquiring an asset (excluding

Partnership  Interests)  plus  any interest cost  properly  capitalized  in accordance with the Financial Accounting Standards Board - Standard No. 34.

     2.2  AFFILIATE.  A person,  association,  co-partnership, partnership,

corporation  or  joint-stock  company  or  trust (hereinafter  collectively

"person") that directly or indirectly through  one  or more intermediaries,

controls,  is  controlled  by or is under common control  with  a  Partner.

Control shall be defined as  (i)  ownership  of a majority (i.e., more than fifty percent (50%)) of the voting power of all  classes of voting stock or

(ii)  ownership  of a majority of the beneficial interests  in  income  and capital of an entity other than a corporation.

     2.3  CAPITAL   ACCOUNT.    The  respective  accounts  established  and

maintained for each Partner pursuant to Section 5.1.

     2.4  CAPITAL CONTRIBUTION.  Funds paid by a Partner to the Partnership pursuant to Article V to this Partnership  Agreement including amounts paid by any former owner of the Partnership Interest held by such Partner.

     2.5  CELL(S).  The cellular transmitting/receiving location defined by thirty-two (32) dBu coverage, or such other  mathematical  calculations  as approved  by the Federal Communications Commission (the "FCC") from time to time.

     2.6  CELLULAR  RADIO  DECISIONS.   The  FCC  orders  made  in CELLULAR

COMMUNICATIONS  SYSTEMS,  86  FCC 2d 469 (1981) as modified and in CELLULAR

RECONSIDERATION ORDER, 89 FCC2d 58 (1982).

     2.7  CELLULAR SERVICE.  Any  and  all  service  and  equipment and its differentiated goods and services authorized by the FCC under  Part  22  of its  cellular  rules  as promulgated under the Cellular Radio Decisions, as modified or amended from  time  to time, and provided pursuant to the terms of this Partnership Agreement.

     2.8  CGSA.   The  Cellular  Geographic   Service   Area  as  initially

designated in the attached APPENDIX A, which is generally  contained within the  boundaries of RSA Market No. 322, Arizona 5 - Gila, and  any  and  all

other areas within the RSA to which the Partners agree from time to time.

     2.9  INCOME  AND LOSSES.  The income and losses of the Partnership for

Federal income tax  purposes  as  of  the close of the Partnership's fiscal year or any other fiscal period, as well  as,  where  the context requires,

each Federal tax item of capital gain or loss, tax preference and credits.

     2.10 MAJORITY VOTE.  A vote approving an action or  approving  not  to take  an  action of those Partners who, in the aggregate, exercise at least fifty-one percent (51%) of the Voting Rights in the Partnership.

     2.11 PARTNERSHIP INTEREST.  The entire ownership interest of a Partner in the Partnership  at  any  particular  time determined in accordance with

Section  4.1  below.   Such  interest  includes,  without  limitation,  the

interest  of the Partner to participate in  the  Partnership's  Income  and

Losses.

     2.12 RSA.   The  RSA  Market  No.  322, Arizona 5 - Gila Rural Service

Area.

     2.13 SYSTEM MANAGER.  The party selected  by a Majority Vote of all of the  Partners  as  being responsible for the management  and  operation  of

Cellular Service for  the Partnership.  Until a successor System Manager is appointed by Majority Vote,  System Manager shall be Dobson.

     2.14 UNANIMOUS VOTE.   A  vote approving an action or approving not to

take action of those Partners who,  in  the aggregate, exercise one hundred percent (100%) of the Voting Rights of the Partnership.

     2.15 VOTING RIGHTS.  The rights of a  Partner  to  vote on Partnership matters as further described in Section 4.8.

                                ARTICLE III

                       REGULATORY MATTERS; CONFLICTS

     3.1  CONTINGENCY.   The  permits  or  licenses  to  be issued  to  the

Partnership by regulatory authorities in connection with the  provision  of

Cellular  Service  may  be  contingent during the pendency of litigation or regulatory action concerning  the present wireline allocation; however, the pendency of such litigation or  regulatory  action  shall  not  affect  the

Partners' obligations under this Partnership Agreement.

     3.2  COOPERATION.   The  Partners pledge their best efforts and mutual

cooperation  to permit the Partnership  to  (i)  continue  to  operate  and maintain a fully  integrated  and  technically  seamless  Cellular  Service system  throughout  the  RSA  and  (ii)  continue  to  obtain all necessary approvals  to  provide  Cellular  Service consistent with this  Partnership

Agreement.

     3.3  CONFLICTS OF INTEREST.  Each  Partner  agrees not to, directly or indirectly, through an Affiliate, shareholder, officer  or director, engage in or possess an interest in any other Cellular Service provider to the RSA so long as such Partner owns any Partnership Interest in  the  Partnership.

The ownership of less than 2% of the outstanding shares of a public company which  provides  such  service shall not be deemed to violate this  Section

3.3.

                                ARTICLE IV

             PARTNERSHIP OWNERSHIP, MANAGEMENT AND OPERATIONS

     4.1  PARTNERSHIP  INTERESTS.    Each   Partner's  current  Partnership

Interest and share of Income and Losses is as follows:

               Dobson:                  75%

               GRT:                     25%

     4.2  MANAGEMENT AND OPERATING SERVICES.  The System Manager, on behalf of the Partnership and under the supervision  of  the  Partners,  shall  be responsible  for  obtaining  interconnection with the landline network, for constructing, operating and maintaining  the  Cellular  Service system, for marketing Cellular Service, as further described in Article  VIII  and  for funding  all working capital and capital expenditures of the Partnership in

accordance  with  Section  4.3  below.   In  carrying out the Partnership's

responsibility to provide Cellular Service, the  Partners hereto agree that the System Manager shall perform all day-to-day activities and/or functions as the Partners may designate as necessary or appropriate  to market, sell,

establish, operate, maintain and manage the Cellular Service  system.   All

Partners  agree  to  aid  the  System  Manager  in  the performance of such

activities  and  functions.   It is understood that the  Partnership  shall

directionalize and coordinate appropriate  cells, and/or utilize reasonable and practicable accounting divisions and traffic allocations, to accomplish the  result of equitably segregating the Partnership's  cell  site  traffic

(and its  respective  profits  and losses) from adjacent system traffic and individual Partner's cell site traffic  within  the RSA (and the respective profits  and  losses  attributable to the individual  Partner's  cell  site traffic.

     4.3  OPERATING AND  MANAGEMENT  EXPENSES.  The System Manager shall be reimbursed by the Partnership monthly,  or  at such other longer periods as the  Partnership  deems  appropriate,  for  any  reasonable  and  necessary expenses incurred by the System Manager on behalf  of  the  Partnership  in providing Cellular Service in accordance with the terms of this Partnership

Agreement,   plus  reasonable  and  necessary  administrative  and  general overhead expenses,  including,  but not limited to, marketing, maintenance,

message   charges,  facilities,  engineering,   data   processing,   legal,

accounting  and  audit  fees,  development  and  implementation  of billing procedures,  expenses of preparing tax returns and reports, taxes,  travel,

office  rent,  telephone,  salaries  (including  social  security,  relief,

pensions  and  other  benefits)  and  other  incidental  business  expenses incurred by the  System  Manager on behalf of the Partnership in connection with the provision of Cellular Service in accordance with the terms of this

Partnership Agreement.  To  the  extent  funds  are  expended by the System

Manager which are to be reimbursed to it by the Partnership, the same shall be  treated  as a loan from the System Manager to the Partnership,  bearing interest at a per annum rate no greater than the System Manager's composite cost of money  from time to time, with the loan commencing thirty (30) days after the date of billing to the Partnership and terminating at the date of reimbursement.

     4.4  OWNERSHIP  OF PROPERTIES.  The Partnership shall acquire and hold in its name, directly  or  through license, all real and personal property,

equipment, permits, contractual  agreements,  software and all other assets required  by  the  Partnership to provide Cellular  Service  based  upon  a cellular system financed,  implemented  and  operated by the Partnership as opposed to any Partner or Partners.

     4.5  LICENSES.   The  System  Manager  shall,   on   behalf   of   the

Partnership,  (a)  cause  to  be  transferred to the Partnership's name all licenses, permits and other regulatory  approvals  (if  any) in the name of the System Manager and necessary to provide Cellular Service;  and  (b)  if

other   local,   state   or  Federal  licenses,  permits,  certificates  of

convenience, franchises or  other approvals or authorities are necessary to provide Cellular Service, make  application  therefor,  on  behalf  of  the

Partnership, to the appropriate authority.

     4.6  RESALE  OF  CELLULAR  SERVICE.  Nothing herein shall preclude any

Partner or an Affiliate thereof from  reselling  Cellular  Service, or from selling  or  leasing  terminal  equipment used in connection with  Cellular

Service, independently from the Partnership,  whether within or outside the

RSA.  No such Partner nor any Affiliate thereof  shall be funded or staffed by the Partnership for such resale activity, and any  transactions  between such  Partner  or  any such Affiliate and the Partnership shall be on arms-

length basis and on  prices, terms and conditions equivalent to the prices,

terms and conditions of  any  agreements by Partnership and other resellers of Cellular Service.

     4.7  CELLULAR SERVICE IN OTHER AREAS.  Nothing herein shall preclude a

Partner or any Affiliate or stockholder  thereof  from  providing  Cellular

Service independently from the Partnership in areas other than the RSA.

     4.8  VOTING.  The Voting Rights of each Partner shall be proportionate to such Partner's Capital Account as of the date hereof as set out on ANNEX

B.   Dobson  shall  be  entitled  to  cast three (3) votes and GRT shall be entitled to cast one (1) vote on all matters  submitted  to  a  vote of the

Partners.   There  shall  be  a  total of four (4) votes to be cast on  all

Partnership matters.  Except as specified  in Section 7.4 and Article XIII,

a Majority Vote shall be required on all matters  submitted to the Partners for a vote.  Except as otherwise provided herein, any  vote required of the

Partners under this Partnership Agreement may be taken without a meeting if a consent in writing, setting forth the action so taken,  is  signed by the

Partners  having not less than the minimum vote that would be necessary  to authorize or take that action.

                                 ARTICLE V

                       CAPITALIZATION OF PARTNERSHIP

     5.1  CAPITAL   ACCOUNTS.   An  individual  capital  account  ("Capital

Account")  shall be established  and  maintained  for  each  Partner.   The

Capital Contributions  made  or deemed made by each Partner and the capital account  of  each  Partner as of  the  date  of  the  consummation  of  the transactions contemplated  by  the  Purchase Agreement are agreed to be the respective amounts set forth on ANNEX  B hereto.  Each such Capital Account shall be (a) increased by such Partner's  allocable  share  of  income  and gain,  and (b) decreased by such Partner's allocable share of distributions and Partnership  deductions, expenses and losses.  Notwithstanding anything contained herein to  the  contrary,  the  Capital  Accounts of the Partners shall be determined and maintained throughout the term  of  the Partnership in  accordance  with  the  capital  accounting rules of Treasury Regulation

Section 1.704-(b)(2)(iv).

     5.2  FORM  OF  CAPITAL  CONTRIBUTIONS.    Funding   of   all   Capital

Contributions  to the Partnership shall be in cash and not real or personal property.

     5.3  NON-WITHDRAWAL OF CAPITAL CONTRIBUTIONS.  Except upon dissolution and liquidation  of  the  Partnership  or  as otherwise provided herein, no

Partner shall have the right to withdraw its Capital Contributions.

     5.4  NO  INTEREST  ON  CAPITAL  CONTRIBUTION.   No  Partner  shall  be

entitled to interest of any kind on account of its Capital Contributions.

     5.5  NO PRIORITY.  Except as otherwise  provided  herein,  no  Partner shall  have  priority  over  any  other Partner as to return of its Capital

Contributions or as to distributions.

                                ARTICLE VI

                       ALLOCATIONS AND DISTRIBUTIONS

     6.1  ALLOCATIONS  AMONG  PARTNERS.   All  Income  and  Losses  of  the

Partnership shall be apportioned  ratably  to each day of the Partnership's taxable year and each day's share of such items  shall  be allocated to the

Partners  in proportion to their respective Partnership Interests  on  such days.

     6.2  DISTRIBUTIONS.   Funds  of the Partnership from all sources, less

appropriate  reserves  as  are determined  by  the  System  Manager  to  be reasonably necessary to fund  Acquisition  Costs,  necessary  construction,

expansion, management or operation of the Cellular Service and  for  future administrative  and  operating  expenses, loan payments and other costs and expenses and contingencies, shall  be  distributed  on  a  fiscal quarterly basis as promptly as practicable after the end of each quarter  but  in  no event later than 60 days' after the end of each quarter.  Each distribution pursuant to this Section 6.2 shall be made to the Partners in proportion to their  respective  Partnership  Interests  during  the  period to which the distribution applies, subject to the provisions of Section 5.1.

                                ARTICLE VII

                     RIGHTS AND POWERS OF PARTNERSHIP

                               AND PARTNERS

     7.1  PARTNERSHIP  POWERS.   In  furtherance  of  the business  purpose

specified in Section 1.3, the Partnership shall be empowered to do or cause to  be  done  any  and  all  acts reasonably deemed by the Partners  to  be necessary or appropriate in furtherance  of the purposes of the Partnership or  forebear  from  doing  any  act if the Partners  reasonably  deem  such forbearance necessary or appropriate  in  furtherance  of  the Partnership,

including, without limitation, the power and authority:

          (a)  To   enter  into,  perform  and  carry  out  contracts   and

agreements of every kind  necessary  or incidental to the accomplishment of the Partnership's purposes, including,  without  limitation,  contracts and agreements with a Partner and any Affiliates of any Partner, and to take or omit  such  other  or  further  action in connection with the Partnership's business as may be necessary or desirable  in  the  opinion  of  the System

Manager to further the purposes of the Partnership; provided, however, that if  any  goods  or  services  are to be provided to the Partnership by  any

Partner  or  any  Affiliates of any  Partner  not  expressly  provided  for hereunder, such goods  or  services  shall  be  at  rates or prices no less favorable  to  the  Partnership than from unrelated third  parties  in  the business of providing comparable goods or services;

          (b)  To borrow  from  banks  and  other lenders on such terms and conditions as shall be approved by the System  Manager  and  to  secure any such borrowings by mortgaging, pledging or assigning assets and revenues of the  Partnership to the extent deemed necessary or desirable by the  System

Manager;

          (c)  To  invest  such  funds  as are temporarily not required for

Partnership purposes in short-term debt obligations  selected by the System

Manager,  including  government  securities,  certificates  of  deposit  of

commercial  banks  (domestic  or  foreign),  commercial   paper,   bankers'

acceptances and other money market instruments;

          (d)  To  accept loans from any Partner, that such loans may  bear interest or charges  in  excess of the amount which would be charged to the

Partnership on a nonrecourse  basis  by unrelated banks on comparable loans for the same purpose; and

          (e)  To  carry  on any other activities  necessary  to,  with  or incidental to any of the foregoing.

     7.2  PARTNERS' MEETINGS.   The System Manager shall hold at least five

meetings each year with the Partners  (one  meeting  each  quarter  and one annual  meeting on a mutually agreeable date each year) in order to discuss the business  and  affairs  of  the  Partnership and to vote on any matters requiring a vote of the Partners.  GRT  shall  have  the right to send five representatives to each meeting. The Partners' Meetings  will  be  held  in

Arizona  at  such  location  as  the System Manager deems appropriate.  The

System Manager shall provide the Partners  with  at least thirty (30) days'

prior written notice of the time and place of each quarterly meeting.  Each representative of GRT attending a Partners' meeting shall be entitled to be reimbursed for such representative's costs and expenses  for attending such meeting in an amount up to $100.

     7.3  INFORMATION AND OTHER RIGHTS OF THE PARTNERS.  Each Partner shall have the right to:

          (a)  At its cost inspect and copy, upon ten (10)  business  days'

notice  to  the  Partnership,  any  of  the  Partnership  books  of record,

accounting records, financial statements or other records or reports at the place or places such records are kept;

          (b)  Whenever circumstances render it just and reasonable, have a formal account of Partnership affairs;

          (c)  Audit, at its own expense and once every calendar year,  the

Partnership books of record, accounting records and financial statements of the Partnership;

          (d)  Petition  the  court  for  dissolution and winding up of the

Partnership when permitted under the Act; and

          (e)  Receive  the  financial reports  described  in  Section  8.4 below.

     7.4  ACTIONS REQUIRING UNANIMOUS  VOTE  OF  PARTNERS.  The Partnership

shall  not, without a prior Unanimous Vote (with each  Partner  having  the

Voting Rights  as  described  in  Section  4.8),  take any of the following actions:

          (a)  Sell, pledge or otherwise dispose of  all,  or substantially all, of the assets of the Partnership;

          (b)  Remove a System Manager other than for cause;

          (c)  Implement  a  capital  expenditure  budget for each  of  the

Partnership's fiscal years;

          (d)  Engage  in  any  other  business  besides the  provision  of

Cellular  Service  to  the  CGSA  and  other acts as may  be  necessary  or advisable in connection therewith or reasonably related thereto; or

          (e) Merge, dissolve, terminate or liquidate the Partnership.

     7.5  OWNERSHIP  OR  CONDUCT  OF  OTHER  BUSINESSES.   Subject  to  the

provisions  of  Section 3.3, the Partners  may  engage  in  or  possess  an interest in other business ventures of every kind and description.  Neither the Partnership nor  any  Partner  shall  have any rights by virtue of this

Partnership  Agreement  in such independent business  ventures  or  to  the income or profits therefrom.

                               ARTICLE VIII

                       OBLIGATIONS OF SYSTEM MANAGER

     8.1  DUTIES.   In  connection   with   the  Partnership's  efforts  to

establish, operate and maintain Cellular Service within the RSA, the System

Manager shall provide day-to-day management and  administrative services to the Partnership, and may execute all contracts, agreements  and instruments as the System Manager reasonably deems necessary or desirable  to  carry on the purpose of the Partnership.  The System Manager shall at all times  act in  the  best  interest of the Partnership.  Without intending to limit the generality of the  foregoing  and  in  furtherance  of  the  services to be rendered  and  under  the  supervision of the Partners, the System  Manager shall, at the Partnership's cost, have the power to:

          (a)  Provide  management   and   accounting   services   to   the

Partnership  consisting  of,  but  not  limited  to,  maintaining books and records, opening bank accounts, preparing accounting reports (in accordance with  generally  accepted accounting principles, as varied  by  appropriate regulatory authorities)  and  other  records  or  reports necessary to meet regulatory and legal filings, as the System Manager  may  deem necessary or appropriate;

          (b)  Make any and all tax elections, including, but  not  limited to,  the  method  of  accounting  to  be  elected  for  tax purposes of the

Partnership and whether or not to make an election pursuant  to Section 754 of the Internal Revenue Code to adjust for Federal income tax  purposes the basis  of Partnership property upon the transfer of a Partner's Partnership

Interest, or the distribution of Partnership property;

          (c)  Incur   obligations  or  make  payments  on  behalf  of  the

Partnership in its own name or in the name of the Partnership;

          (d)  Approve all  design  and  construction  of the Partnership's cellular system and prepare a capital expenditure budget  each  year  to be submitted  for  the  Partners'  approval  in accordance with Section 7.4(c)

above;

          (e)  From time to time increase the  coverage  area  of  Cellular

Service and apply for regulatory approval to expand the geographic area  of the CGSA;

          (f)  Maintain  such insurance coverage for public liability, fire and casualty, and any and  all  other insurance necessary or appropriate to the business of the Partnership,  in  such amounts and of such types as the

System Manager shall determine from time to time;

          (g)  Retain services of any kind or nature in connection with the

Partnership business, and pay therefor  such  remuneration  as  the  System

Manager may deem reasonable and proper;

          (h)  Hire  employees  in connection with the Partnership business and  to pay therefor such remuneration  as  the  System  Manager  may  deem reasonable and proper;

          (i)  Negotiate   and   conclude   agreements  on  behalf  of  the

Partnership  with  respect  to  any  of the rights,  powers  and  authority conferred upon the System Manager;

          (j)  Purchase, lease, rent or  otherwise,  acquire  or obtain the use of machinery, equipment, tools, materials and all other kinds and types of personal property that may in any way be deemed necessary, convenient or advisable in connection with carrying on the business of the Partnership;

          (k)  Establish  reserves  for payment of debts, working  capital,

contingencies, repairs, improvements,  maintenance  and  replacements,  and withdrawals  of  capital, if any, and as otherwise provided in Section 6.2;

and

          (l)  Any  other  action  requested  by the Partners in accordance with the terms of this Partnership Agreement.

     8.2  FILINGS.  The System Manager, on behalf of the Partnership, shall file all certificates, notices, statements or other instruments required by law for the formation, operation and termination of the Partnership and its business in all appropriate jurisdictions and shall  prepare  and  file all necessary  Partnership  tax  returns.  The System Manager shall advise  the

Partners  of  any elections under  applicable  tax  laws  that  may  affect

Partnership Income or Losses.

     8.3  MAINTENANCE  OF  ACCOUNTS.   The System Manager shall maintain or

cause  to  be  maintained,  in  accordance  with  the  provisions  of  this

Partnership Agreement, Capital Accounts on the  books  and  records  of the

Partnership with respect to each Partner.

     8.4  FINANCIAL REPORTS.  The System Manager shall furnish or cause  to

be   furnished  to  the  Partners  annual,  audited  Partnership  financial statements  examined  by  a recognized firm of independent certified public accountants and quarterly unaudited  financial statements will be furnished to the Partners within sixty (60) business  days  after  the  close of each

quarter  and  be  certified by an officer of the System Manager.   Year-end

audited financial statements  will  be made available by the System Manager to the Partners within one hundred (100)  business  days after the close of the  fiscal  year, with unaudited financials for year-end  provided  on  an interim basis within sixty (60) business days after the close of the fiscal year.

     8.5  PERFORMANCE  OF  PARTNERSHIP  OBLIGATIONS.   The  System Manager,

pursuant to and in accordance with any and all authority granted  to  it by the  Partners  and  under  this  Partnership  Agreement, shall use its best efforts  to cause the Partnership to observe and  perform  each  and  every obligation under all agreements and undertakings made by the Partnership or imposed on the Partnership by law or regulatory authority.

                                ARTICLE IX

                  BANKING, ACCOUNTING, BOOKS AND RECORDS

     9.1  BANKING.   All funds of the Partnership shall be deposited in the

bank account or accounts  as  shall  be  established  and designated by the

System Manager.  Withdrawals from any such bank account  or  accounts shall be made upon such signatures as the System Manager may designate.

     9.2  ACCOUNTING  METHOD; BOOKS AND RECORDS.  The System Manager  shall keep or cause to be kept  full  and  accurate  books  and  records  of  the transactions  of  the  Partnership in proper books of account in accordance with generally accepted  accounting  principles,  as  varied by appropriate

regulatory  authorities.   Such  books and records shall be  maintained  or

available  on notice at the principal  place  of  business  of  the  System

Manager, or  such other place designated by the System Manager, and be made available  for  reasonable  inspection,  examination  and  copying  by  the

Partners or their respective duly authorized agents or representatives upon ten (10) business days' notice to the System Manager.

     9.3  FISCAL  YEAR;  PARTNERSHIP  TAX  RETURNS.  The fiscal year of the

Partnership shall begin on the 1st day of January  in  each year and end on the 31st day of December in each year.  The System Manager  shall  cause to be  filed  the  Federal  income  tax  Partnership  return and all other tax returns  required to be filed for the Partnership for  all  applicable  tax years, and  shall furnish as promptly as practicable, but in no event later than one hundred  thirty  (130) business days after the close of the fiscal year,  a  statement of the Partners'  allocated  share  of  income,  gains,

losses, deductions and credits for such taxable year.

                                 ARTICLE X

                      TRANSFER OF PARTNER'S INTEREST

     10.1 ASSIGNMENT.   A  Partner  may  transfer or assign its Partnership

Interest,  and all rights and obligations'  therein,  to  an  Affiliate  or

Affiliates.   For purposes of this Article X, an assignment shall be deemed to have occurred  if in a single transaction or in a series of transactions any interest in a Partner,  except to an Affiliate of such Partner (whether stock, partnership interest or  otherwise) is transferred, diluted, reduced or otherwise affected.  An assignment  shall not be deemed to have occurred

(i) due to the transfer of any or all of  the  outstanding capital stock of any  corporate  Partner  or any Affiliate through any  recognized  national securities exchange or in connection with an initial public offering of its capital stock, or (ii) due  to  the  mortgage  of  all  or  any  part  of a

Partnership Interest to a bank, trust company or other institutional lender licensed  pursuant to any state or Federal banking laws.  Any such transfer or assignment shall be subject to any required regulatory approval.

     10.2 WITHDRAWAL.   The  withdrawal  of  a  Partner  will not cause the

dissolution and termination of the Partnership.  A Partner may not withdraw until it has given the other Partners ninety (90) days' written  notice  of its  intention  to withdraw.  In such event, the remaining Partners, or any of them by agreement  of the remaining Partners, shall have the right for a period of thirty (30) days  to  purchase all, but not less than all, of the withdrawing Partner's Partnership  Interest  proportionately based upon the relative Partnership Interests of the Partners interested in purchasing, or as otherwise agreed by the remaining Partners  in  writing,  and  the total purchase  price  for  the  withdrawing Partner's Partnership Interest shall equal such Partner's Capital Account on the date the ninety (90) day notice is given.  If the remaining  Partners,  or  any  of  them,  do not elect to purchase all of the withdrawing Partner's Partnership Interest,  and  if at any  time  during  the  remainder  of such ninety (90) day period any other

Partner or Partners designates a substitute  Partner who will agree both to

purchase  the  withdrawing  Partner's  Partnership   Interest,   on   terms

acceptable  to  the  withdrawing  Partner  and  all  other Partners, and to

continue  the  business  of  the  Partnership,  subject  to  any   required

regulatory  approval,  the withdrawing Partner agrees to transfer or assign

its  Partnership  Interest  to  the  designated  substitute  Partner.   The

withdrawing Partner shall not unreasonably withhold its acceptance of terms for  purchase  of its  Partnership  Interest  proposed  by  the  substitute

Partner.

     10.3 RIGHT  OF  FIRST  REFUSAL.   Except  as provided in Section 10.2,

before any Partner sells, transfers or assigns any  part of its Partnership

Interest  to  a non-Affiliate of such Partner, it shall  offer,  by  giving written notice  to  the other Partners, that Partnership Interest to all of the other Partners for  the  price  at which and the terms under which such non-Affiliate has offered, pursuant to  a  bona  fide offer in writing (the

"Offer"),  to  pay  for  such  Partnership  Interest.  Each  Partner  shall initially be entitled to purchase that fraction  of  the offering Partner's

Partnership  Interest  equal  to its Partnership Interest  divided  by  the

Partnership  Interests  of all non-selling  Partners.   If  any  Partner(s)

declines to exercise its  right  of  purchase hereunder, the other Partners electing to exercise that right shall  be entitled to purchase that portion of the Partnership Interest intended to  be  sold that has been declined by the other Partner(s) in amounts allocably determined  based  upon the ratio that  the  purchasing non-selling Partners' relative Partnership  Interests bears to the  Partnership Interests of all purchasing non-selling Partners.

The purchase price  payable  by each purchasing nonselling Partner shall be allocably determined based upon  the  price  set forth in the Offer and the percentage  that the portion of the Partnership  Interest  purchased  by  a

Partner bears  to  the  entire  Partnership Interest being sold.  Each non-

selling Partner shall notify the System Manager and the selling Partner, in writing, of its intention to exercise  or  not  to  exercise  its  purchase rights hereunder within thirty (30) calendar days following receipt  of the offer  of  sale.  The System Manager shall promptly notify each Partner  of the elections  by  the other Partner(s).  Subsequent written notifications,

if necessary, shall be required within ten (10) calendar days after receipt by the Partners which have not previously declined to exercise their rights of purchase, of their  intentions  with  respect  to  that  portion  of the selling  Partner's  Partnership  Interest  still  subject  to  a  right  of

purchase.   If  the  purchase  rights  are  not timely exercised they shall

expire.   No  portion  of  a  Partnership  Interest   offered   under  this

Section 10.3 shall be permitted to be purchased by any Partner pursuant  to this  Section  10.3  unless  the  entire  Partnership  Interest  offered is purchased by one or more Partners.

     10.4 RIGHTS OF NEW PARTNER.  Every person receiving any portion  of  a

Partnership Interest by transfer or assignment shall thereafter possess all of  the  rights,  duties  and  obligations  of  a Partner specified herein;

provided, however, that the transferee or assignee  shall  be  entitled  to

Voting Rights as described in Section 4.8.

     10.5 NO  ASSIGNMENTS OR TRANSFERS ALLOWED UNDER CERTAIN CIRCUMSTANCES.

Notwith-standing anything contained herein to the contrary, a Partner shall not assign or transfer its Partnership Interest, or any portion thereof, if such assignment  or  transfer  would result (directly or indirectly) in the

(1) termination of the Partnership  for  tax purposes, except with approval of a Majority Vote of the Partners; (2) violation of any applicable federal or  state  securities  laws  or  any  rules or regulations  thereunder;  or

(3) violation of any applicable FCC rules or regulations.

     10.6 FURTHER TRANSFERS.  An assignee  or  transferee  of a Partnership

Interest  who  desires  to  make  a further assignment or transfer  of  its

Partnership Interest shall be subject  to  the provisions of this Article X to the same extent and in the same manner as  an  original Partner desiring to assign or transfer its Partnership Interest.

                                ARTICLE XI

                DISSOLUTION AND TERMINATION OF PARTNERSHIP

     11.1 DISSOLUTION.  The Partnership shall be dissolved  and  terminated if:

          (a)  The  FCC  Cellular  Radio  Decisions  are  not continued  in substantially  the  same  form  and  such  change materially and  adversely impacts the Partnership's ability to conduct its business and all available administrative and judicial appeals regarding such Cellular Radio Decisions have been finally exhausted;

          (b)  The Partners, upon a Unanimous  Vote,  agree to dissolve and terminate the Partnership and receive any approvals required  by the FCC or any other regulatory authority for such dissolution and termination;

          (c)  The expiration of the term of the Partnership;

          (d)  The  acquisition  by  a  Partner  of  all of the Partnership

Interests of the other Partners; or

          (e)  The sale of all the property of the Partnership.

     11.2 CESSATION OF EXISTENCE OF A PARTNER.  The cessation  of existence of  a  Partner  shall  not  dissolve  the Partnership. In such event,  such

Partner's Partnership Interest shall be  distributed  to  the successors in interest  to  such  Partner; provided, that in the event the successors  in interest collectively  are  not comprised of persons or entities that owned more than fifty percent (50%)  of  the voting power or beneficial interests in  income and capital of such Partner,  the  transfer  of  such  Partner's

Partnership  Interest  shall  be subject to the provisions of Section 10.3.

The successors in interest shall  be  required to execute such documents as may  be  necessary or required in the opinion  of  legal  counsel  for  the

Partnership  to  evidence  their  ownership  of  such Partner's Partnership

Interest.  The successors in interest to such Partner  shall  have the same proportionate  rights  and obligations under this Partnership Agreement  as

those possessed by such  Partner.   The  transfer of a Partnership Interest

upon the cessation of existence of any successor  in  interest to a Partner shall be subject to the provisions of this Section 11.2.

     11.3 DISTRIBUTION   UPON   DISSOLUTION.   Upon  dissolution   of   the

Partnership as provided in Section  11.1 above, the Partners shall proceed,

subject to the provisions herein, to  liquidate  the  Partnership and apply the proceeds of such liquidation, or to distribute Partnership  assets,  in the following order of priority:

          (a)  All  of  the  Partnership's debts and liabilities to persons other than Partners, including  expenses  of liquidation, shall be paid and discharged,  but  excluding secured creditors  whose  obligations  will  be assumed or otherwise  transferred on the liquidation of Partnership assets,

and any reserve deemed  necessary  by the System Manager for the payment of such debts shall be set aside.  Such  reserve  may  be  paid  over  by  the

Partnership  to  any  attorney at law, or other acceptable party, as escrow agent to be held for disbursement  in  payment of any of the aforementioned liabilities  and,  at the expiration of such  period  as  shall  be  deemed advisable by the System Manager, for distribution of the balance, in manner hereinafter provided in this paragraph;

          (b)  All of  the  Partnership's debts and liabilities to Partners shall be paid and discharged; and

          (c)  The remaining  assets  shall  be distributed to the Partners first  for  the  return  of their Capital Accounts  in  proportion  to  the

Partners' respective Capital Accounts at the time of such dissolution, with any remaining Partnership  assets  being  distributed  in proportion to the

Partners' respective Partnership Interests on the date of dissolution.

     11.4 DISTRIBUTIONS  IN  CASH  OR  IN  KIND.   Upon  dissolution,   the

Partnership  may  in  its  discretion (a) liquidate all or a portion of the

Partnership assets and apply  the  proceeds  of  such  liquidation  in  the priorities  set  forth  in  Section 11.3 or (b) hire independent recognized appraisers  to  appraise  the value  of  Partnership  assets  not  sold  or otherwise disposed of (the  cost  of such appraisal to be considered a debt of the Partnership), allocate any unrealized  gain or loss to the Partners'

Capital Accounts as though the properties in question  had been sold on the date  of  distribution  and,  after  giving effect to any such  adjustment,

distribute said assets in accordance with  the  priorities  as set forth in

Section 11.3. The Partnership may determine whether undivided  portions  of assets  distributed  in  kind  will  be distributed pro rata to Partners in accordance  with their respective Partnership  Interests  at  the  time  of dissolution or assets may be distributed otherwise in accordance with their respective Partnership  Interests  at the time of dissolution.  In the case of any distribution in kind of Partnership  assets  to a Partner under this

Section  11.4, the value of the asset determined by appraisal  as  provided above shall be applied against the Partner's Capital Account.

     11.5 TIME  FOR  LIQUIDATION.   A  reasonable  amount  of time shall be

allowed  for  the orderly liquidation of the assets of the Partnership  and the discharge of  liabilities  to creditors so as to enable the Partnership to minimize any losses which otherwise might be incurred.

     11.6. TERMINATION.  Upon compliance  with  the  foregoing distribution plan,  the  Partnership shall cease to exist and the System  Manager  shall cause the certificate  of  partnership  to  be canceled and shall take such other action as may be necessary to terminate the Partnership.

     11.7 PARTNERS  NOT  LIABLE FOR RETURN OF DISTRIBUTION.   The  Partners

shall   not  be  liable  for  any   distribution   required   pursuant   to

Sections  11.3(b) and (c), and such distributions shall be made solely from available Partnership assets, if any.

                                ARTICLE XII

                      EXCULPATION AND INDEMNIFICATION

     12.1 EXCULPATION  OF PARTNERS AND SYSTEM MANAGER.  The System Manager,

along with all Partners, will not be liable for any loss to the Partnership or the Partners by reason  of  any  act  or failure to act in the course of their  supervision  or  management of Partnership  operations  unless  such

Partner  or System Manager  was  guilty  of  willful  misconduct  or  gross negligence.

     12.2 INDEMNIFICATION  OF PARTNERS AND SYSTEM MANAGER.  The Partnership

shall indemnify the Partners  and System Manager against any loss or damage incurred by any of them (including  legal  expenses)  by reason of any acts performed  or not performed by such Partner or System Manager  for  and  on behalf of the Partnership, unless such Partner or System Manager was guilty of willful misconduct or gross negligence.  The Partners and System Manager shall indemnify  the  Partnership  against  any  damages  incurred  by  the

Partnership by reason of the willful misconduct or gross negligence of such

Partner or System Manager.

     12.3 INDEMNIFICATION  TO  PARTNERSHIP AND PARTNERS.  Each Partner, its

receiver or its trustee, shall indemnify  the  Partnership  and  each other

Partner against and save them harmless from any claim, demand, judgment  or liability,  and  against and from any loss, cost or expense (including, but not limited to attorneys'  fees  and  court  costs,  which may be paid by a party as incurred), which may be imposed on them by reason of any action or inaction taken by it contrary to the express provisions of this Partnership

Agreement or inconsistent with applicable law.

                               ARTICLE XIII

                                AMENDMENTS

     Except  for  amendments  made  in  accordance  with  this  Partnership

Agreement  in  connection  with  assignment  of  Partnership  Interests  by

Partners  to  their  Affiliates  and  to  reflect  additional or substitute

Partners  or  changes in Capital Contributions, this Partnership  Agreement may not be amended  except  upon a Unanimous Vote (with each Partner having the Voting Rights as described in Section 4.8).

                                ARTICLE XIV

                        TECHNOLOGY AND INFORMATION

     14.1 TECHNOLOGY LICENSE.   The  System Manager shall, on behalf of the

Partnership,  obtain  the  right to use hardware  and  software  technology associated with Cellular service.  The System Manager is hereby authorized,

on behalf of the Partnership,  to  engage in negotiations and to enter into contracts  for  licenses  to use cellular  hardware,  software  or  related

processes.   In general, such  contracts  shall  be  merely  right  to  use contracts and  will  not  vest any title in any Partner to this Partnership

Agreement.

     14.2 PROPRIETARY  INFORMATION.  All  information,  including  but  not

limited  to,  specifications,   microfilm,   photocopies,  keypunch  cards,

magnetic  tapes,  drawings,  sketches,  models, samples,  tools,  technical information, data, employee records, maps,  customer information, financial reports and market data marked or identified in writing as proprietary (all hereinafter  designated  as  "Proprietary  Information")  furnished  to  or obtained by a Partner from any other Partner, whether written or oral or in other form, shall remain the disclosing Partner's  property.  All copies of such information, whether written, graphic or other tangible form, shall be returned to the disclosing Partner upon the disclosing  Partner's  request,

except  that  one  (1)  copy may be retained for archival purposes.  Unless otherwise agreed, no obligation  hereunder  shall  extend  beyond  five (5)

years from the date of receipt of such information, and the obligation does not  apply  to such Proprietary Information as was previously known to  the receiving Partner  free  of  any obligation to keep it confidential or that has been or in subsequently made  public  by  the  disclosing  Partner or a

third  party.   Such Proprietary Information shall be kept confidential  by the receiving Partner  and  shall be used only for performing the covenants contained in this Partnership  Agreement  and  may  be  used for such other purposes only upon such terms as may be agreed upon between  the disclosing

Partner and receiving Partner in writing.

                                ARTICLE XV

                         MISCELLANEOUS PROVISIONS

     15.1 WARRANTIES.  Each Partner warrants as follows:

          (a)  It  has  the  legal capacity to enter into and execute  this

Partnership Agreement, and

          (b)  This Partnership  Agreement  does  not  breach  any  of  its existing agreements with other parties.

     15.2 TABLE  OF  CONTENTS  AND HEADINGS.  The table of contents and the headings of the Sections of this  Partnership  Agreement  are  inserted for convenience only and shall not be deemed to constitute a part hereof.

     15.3 SUCCESSORS  AND ASSIGNS.  This Partnership Agreement shall  inure to the benefit of and be  binding  upon  the  Partners and their respective successors and assigns, except that nothing contained in this Section shall be construed to permit any attempted assignment  or  other  transfer  which would  be  unauthorized  by or void pursuant to any other provision of this

Partnership Agreement.

     15.4 SEVERABILITY.  Every  provision  of this Partnership Agreement is intended to be severable.  If any term or provision  hereof  is  illegal or invalid for any reason whatsoever, such illegality or invalidity shall  not affect  the  validity  of  the  remainder  of  the  Partnership  Agreement;

provided,  however,  that  the general intent of this Partnership Agreement shall not be voided thereby.

     15.5 NON-WAIVER.  No provision  of this Partnership Agreement shall be deemed to have been waived unless such  waiver  is  contained  in a written notice given to the Partner claiming such waiver, and no such waiver  shall be deemed to be a waiver of any other or further obligation or liability of the Partner or Partners in whose favor the waiver was given.

     15.6 CERTIFICATES  OF  PARTNERSHIP  INTEREST.   All  interests  in the

Partnership  shall  be  represented  by  partnership  interest certificates issued by the Partnership.  Such certificates shall be signed by the System

Manager and by the Chairman of the Board, the President or a Vice President

of each Partner.

     15.7 ADOPTION  OF  LAW.   The  Partnership and the Partners  expressly

agree that all Partnership Interests  are  securities governed by Title 47,

Chapter 8 of the Arizona Revised Statutes.  Solely for the purposes of this

Partnership Agreement, each of the Partners,  and  the  Gila  River  Indian

Community   as  the  jurisdiction  of  domicile  of  GRT,  agree  that  the interpretation  and  enforcement  of  this  Partnership  Agreement shall be governed  by  and  construed  in accordance with the laws of the  State  of

Arizona  (without  giving effect  to  conflict  of  laws  principles),  the constitutional law of the United States prohibiting impairment of contracts by a governmental body  and, to the extent required, by the general laws of the United States, and the  parties  hereby adopt such laws.  Particularly,

but without limitation, the parties choose and adopt the Uniform Commercial

Code in effect in Arizona as to personal  property  interests and security,

the  laws of Arizona as they pertain to filing and recording  in  order  to perfect and give constructive notice of security interests and encumbrances upon real  and  personal  property,  and  the  laws  of  Arizona  as to the enforcement of encumbrances and security interests.  Execution by the  Gila

River  Indian  Community  on  the signature page of this Agreement shall be evidence of its consent to be bound by the terms of this Section.

     15.8 NOTICE.   Any written  notice,  offer,  demand  or  communication

required or permitted  to  be  given  by  any provision of this Partnership

Agreement shall be deemed to have been sufficiently  given for all purposes if delivered personally to the party to whom the game  is  directed  or  if sent  using;  United  States mail, postage prepaid, registered or certified mail;  a nationally removed  recognized  private  express  courier  service providing  proof  of  receipt  and  delivery  and  "same day" or "next day"

delivery; or facsimile, addressed as follows (or to such other address as a

Partner  may  specify in a written notice to all other  Partners  given  in accordance with this Section 15.8):


     Partner:  GRT
               Box 5015, 7065 W. Allison Road
               Chandler, Arizona  85226-5135
               Attn:  Mr. Robert N. Porter
               Telephone:  520-796-3333
               Facsimile:  520-796-7534

     Partner:  Dobson Cellular of Arizona, Inc.
               c/o Dobson Communications Corporation
               13439 North Broadway Extension
               Oklahoma City, Oklahoma  73114
               Attn:  Mr. Everett R. Dobson
               Telephone:  (405) 391-8500
               Facsimile:  (405) 391-8515

Any such notice  that  is  sent  by  registered  or certified mail shall be deemed  to  be given three (3) days after the date on  which  the  same  is

postmarked.   Any  such  notice  that  is  sent by express courier shall be deemed  to  be  given  one (1) day after the date  on  which  the  same  is

deposited with the express  courier.   Any  such  notice  that  is  sent by

facsimile  shall  be  deemed to be given the same day if transmitted before

5:00 p.m. [M.S.T.], or  if  transmitted  after 5:00 p.m. [M.S.T.], then the next business day.

     15.9 AMENDED CERTIFICATE OF PARTNERSHIP.  The Partners hereby agree to execute an amended certificate of partnership  whenever the execution of an amended certificate of partnership in requested  by the System Manager, and they agree to execute such other instruments and documents,  and to perform such  other  acts as may be required to comply with the Act for  the  valid formation and  existence  of  the  Partnership  as a partnership thereunder whenever the execution or performance thereof shall  be  requested  by  the

System  Manager,  all  within ten (10) days after the request by the System

Manager.   In  the  event  that  any  of  the  provisions  of  any  amended certificate of partnership shall be inconsistent with any of the provisions of  this Partnership Agreement  (if  they  are  different  documents),  the provisions  of this Partnership Agreement shall govern and control as among the parties.

     15.10 FURTHER  ASSISTANCE.  The Partners will execute and deliver such further instruments and  do such further acts and things as may be required to carry out the intent and purposes of this Partnership Agreement.

     15.11 ATTORNEYS' FEES.   In  the  event  any party to this Partnership

Agreement shall be required to initiate legal proceedings or arbitration to enforce performance of any term or condition of this Partnership Agreement,

including, but not limited to, the payment of monies  or  the  enjoining of any action prohibited hereunder, the prevailing party shall be entitled  to recover  such  sums,  in  addition  to  any  other  damages or compensation received, as will reimburse the prevailing party for  reasonable attorneys'

fees,  court  costs  and  arbitration  fees  incurred  on  account  hereof,

notwithstanding the nature of the claim or cause of action asserted  by the prevailing party.

     15.12  REMEDIES.   The rights, options and remedies of the Partnership

and Partners hereunder shall not be mutually exclusive, and the exercise by the Partnership or any Partner  of  any right, option or remedy to which it is entitled shall not preclude the exercise of any other right or option it may have.  Similarly, the exercise by  the  Partnership or a Partner of any right, option or remedy shall not be construed  to  limit the Partnership's or Partner's rights, options and remedies in the event  of  a subsequent or similar situation.

     15.13  ARBITRATION.   Any  differences,  claims or matters in  dispute

arising between the Partners out of the interpretation, performance, breach or enforcement of this Partnership Agreement or connected herewith, and all other matters relating to the provision of Cellular Service hereunder, that cannot otherwise be resolved by the Partners shall  be submitted by them to binding  arbitration  in  accordance  with  the  then effective  commercial arbitration rules of the American Arbitration Association  by an arbitrator mutually agreed upon by the Partners, or in the event of failure  to  agree upon  a single arbitrator, one arbitrator shall be selected by each Partner and the  arbitrators  selected  by the Partners shall appoint an additional arbitrator.  The decision, award,  determination,  order or relief, whether in  law or in equity, of the majority of the arbitrators  on  such  matters shall  be  final  and  conclusive  and  a  judgment on such decision may be

entered  in any federal or Arizona court of competent  jurisdiction.   Such

arbitrators shall have no power to modify or amend any of the provisions of this Partnership  Agreement  and their jurisdiction is limited accordingly.

Any arbitration under this Section  15.12  will  occur  in Maricopa County,

Arizona  or  such  other  place  as  the  parties  may agree.  Any  Partner requesting arbitration hereunder shall give notice to  the  other  Partners ten (10) days prior to requesting arbitration hereunder.

     15.14  COUNTERPARTS.   This  Partnership Agreement may be executed  in

counterparts, each of which shall be considered an original.

     IN  WITNESS  WHEREOF, the undersigned  have  caused  this  Partnership

Agreement to be duly executed by their duly authorized representatives.


ATTEST:                            DOBSON CELLULAR OF ARIZONA, INC.


By:  N/A                           By:  EVERETT DOBSON
                                        Everett Dobson
                                        President


ATTEST:                            GILA RIVER TELECOMMUNICATIONS
                                   SUBSIDIARY, INC.


By:  N/A                           By:  DARRELL GERLAUGH
                                     Title:


ACCEPTED AND AGREED:

The Gila River Indian Community hereby acknowledges and agrees to be bound by the terms of Article 15.7 of this Partnership Agreement.


By:  MARY V. THOMAS
     Mary V. Thomas
Its:  Governor



SIGNATURE PAGE TO THE SECOND AMENDED AND RESTATED PARTNERSHIP AGREEMENT OF
                THE GILA RIVER CELLULAR GENERAL PARTNERSHIP

                                APPENDIX A


                     Cellular Geographic Service Area
                              (See Attached)

                                 ANNEX B

                        Partner's Capital Account


Dobson Cellular of Arizona, Inc.               [$39,825,000]


Gila River Telecommunications Subsidiary, Inc. [$13,275,000]